UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/10/2005

ABX AIR, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50368

DE	91-1091619
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

145 Hunter Drive, Wilmington, OH 45177
(Address of Principal Executive Offices, Including Zip Code)

(937) 382-5591
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.05.    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On February 10, 2005, the Registrant amended its code of ethics pertaining to its senior financial officers for the purpose of clarifying certain provisions therein, including the procedure pursuant to which the General Counsel will report violations or suspected violations of law or the code to the Audit Committee.

A copy of the amended code of ethics is attached hereto as Exhibit 14.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit            Description

No.
_______       ___________
14                   Code of Ethics for the CEO and CFO of ABX Air, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ABX AIR, INC.

Date: February 16, 2005.	By:	/s/ W. Joseph Payne
W. Joseph Payne
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-14.	Code of Ethics for CEO and CFO of ABX Air, Inc.